SECURITIES & EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JUNE 30, 1999


                            EAGLE BANCGROUP, INC.
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
               (State or other jurisdiction of incorporation)


        000-20739                          37-1353957
   (Commission File Number)      (IRS Employer Identification No.)


                  301 FAIRWAY DRIVE, BLOOMINGTON, IL 61701
         (Address including zip code of Principal Executive Offices)


                               (309) 663-6345
            (Registrant's telephone number, including area code)
   Item 5.   Other Events

   Incorporated by reference is a press release issued by the Registrant on June 30, 1999, attached as Exhibit 99, providing information concerning the Registrant's announcement that it entered into an agreement that provides for the acquisition of the Registrant by First Busey Corporation ("FBC"). Under the terms of this agreement, FBC will purchase all of the issued and outstanding stock of the Registrant for an aggregate cash consideration of approximately $26.6 million, or $25.74 per share. The agreement is subject to approval by the Registrant's shareholders and the receipt of required regulatory approvals.


   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits

             Exhibit 99 - Press release issued June 30, 1999
                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EAGLE BANCGROUP, INC.


   Date: July 1, 1999                 By: /s/Donald L. Fernandes
                                         ---------------------------
                                           Donald L. Fernandes
                                           President and Chief
                                           Executive Officer


                                EXHIBIT INDEX
                                -------------

   Exhibit
   Number                        Description
   -------                       -----------

   99                            Press release issued June 30, 1999